Exhibit 10.21
PLEDGE AND SECURITY AGREEMENT
THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended or modified from time to time, the “Security Agreement”) is entered into as of October 12, 2005, by and among Core-Mark Holding Company, Inc., a Delaware corporation (“Holdings”), Core-Mark International, Inc., a Delaware corporation (“International”), Core-Mark Holdings I, Inc., a Delaware corporation (“Holdings I”), Core-Mark Holdings II, Inc., a Delaware corporation (“Holdings II”), Core-Mark Holdings III, Inc., a Delaware corporation (“Holdings III”), Core-Mark Midcontinent, Inc., a Arkansas corporation (“Midcontinent”), Core-Mark Interrelated Companies, Inc., a California corporation (“Interrelated”), Head Distributing Company, a Georgia corporation (“Head”), Minter-Weisman Co., a Minnesota corporation (“Minter-Weisman”; each of Holdings, International, Holdings I, Holdings II, Holdings III, Midcontinent, Interrelated, Head and Minter-Weisman referred to herein as a “Grantor” and collectively such entities are referred to herein as the “Grantors”), and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below.
PRELIMINARY STATEMENT
Each of the Grantors, the Administrative Agent, the Loan Parties and the Lenders are entering into a Credit Agreement dated as of October 12, 2005 (as it may be amended or modified from time to time, the “Credit Agreement”). The Grantors are entering into this Security Agreement in order to induce the Lenders to enter into and extend credit to the Grantors under the Credit Agreement.
ACCORDINGLY, the Grantors and the Administrative Agent, on behalf of the Lenders, hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1. Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
1.2. Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.
1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:
“Accounts” shall have the meaning set forth in Article 9 of the UCC and as set forth in the PPSA, as applicable.
“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.
“Assigned Contracts” means, collectively, all of the Grantors’ rights and remedies under, and all moneys and claims for money due or to become due to any Grantor under those contracts set forth on Exhibit J hereto, and any other material contracts, and any and all amendments, supplements, extensions, and renewals thereof including all rights and claims of any Grantor now or hereafter existing: (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC and as set forth in the PPSA, as applicable.
“Closing Date” means the date of the Credit Agreement.
“Collateral” shall have the meaning set forth in Article II.
“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance reasonably satisfactory to the Administrative Agent, between the Administrative Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any Loan Party for any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.
“Collateral Deposit Accounts” shall have the meaning set forth in Section 7.1(a).
“Collateral Report” means any certificate (including any Borrowing Base Certificate), report or other document delivered by any Grantor to the Administrative Agent or any Lender with respect to the Collateral pursuant to any Loan Document.
“Collection Account” shall have the meaning set forth in Section 7.1(b).
“Commercial Tort Claims” means the following existing commercial tort claims of the Grantors: None.
“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.
“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.
“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
“Deposit Account Control Agreements” means agreements, in form and substance reasonably satisfactory to the Administrative Agent, among any Loan Party, a banking institution holding such Loan Party’s funds, and the Administrative Agent with respect to collection and control of all deposits and balances held in a deposit account maintained by any Loan Party with such banking institution.
“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC and shall include any bank account (with a deposit function) domiciled in Canada.
“Documents” shall have the meaning set forth in Article 9 of the UCC and shall include “documents of title” as defined in the PPSA.
“Equipment” shall have the meaning set forth in Article 9 of the UCC and as set forth in the PPSA, as applicable.
“Event of Default” shall have the meaning set forth in the Credit Agreement.

“Excluded Equity” means any Voting Stock in excess of 65% of the total outstanding Voting Stock of any direct Subsidiary of any Grantor that is a Non-U.S. Person. For the purposes of this definition, “Voting Stock” means, as to any issuer, the issued and outstanding shares of each class of capital stock or other ownership interests of such issuer entitled to vote (within the meaning of Treasury Regulations § 1.956-2(c)(2)).
“Excluded Property” means, collectively, (i) Excluded Equity, (ii) any permit, lease, license, contract, instrument or other agreement held by any Grantor that prohibits or required the consent of any Person other than a Grantor and its Affiliates as a condition to the creation by such Grantor of a Lien thereon, or any permit, lease, license contract or other agreement held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law (iii) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed) and (iv) Equipment owned by any Grantor that is subject to a purchase money Lien or a Capital Lease if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease) prohibits or requires the consent of any Person other than a Grantor and its Affiliates as a condition to the creation of any other Lien on such Equipment; provided, however, “Excluded Property” shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property).
“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.
“Fixtures” shall have the meaning set forth in Article 9 of the UCC.
“General Intangibles” shall have the meaning set forth in Article 9 of the UCC and includes, without limitation, credits for tobacco stamp taxes paid and “intangibles” as defined in the PPSA.
“Goods” shall have the meaning set forth in Article 9 of the UCC and as set forth in the PPSA, as applicable.
“Instruments” shall have the meaning set forth in Article 9 of the UCC and as set forth in the PPSA, as applicable.
“Inventory” shall have the meaning set forth in Article 9 of the UCC and as set forth in the PPSA, as applicable, and includes, without limitation, unaffixed tobacco stamps.
“Investment Property” shall have the meaning set forth in Article 9 of the UCC.
“Lenders” means the lenders party to the Credit Agreement and their successors and assigns.
“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.
“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.
“Lock Boxes” shall have the meaning set forth in Section 7.1(a).
“Lock Box Agreements” shall have the meaning set forth in Section 7.1(a).

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.
“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors, whether or not physically delivered to the Administrative Agent pursuant to this Security Agreement; provided that stock and other ownership interests in inactive Subsidiaries of the Loan Parties that do not have material assets shall not constitute “Pledged Collateral”.
“PPSA” means the Personal Property Security Act of Ontario (or any successor statute) or similar legislation (including, without limitation, the Civil Code) of any other province or territory of Canada the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, validity or effect of security interests.
“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.
“Required Secured Parties” means (a) prior to an acceleration of the Obligations under the Credit Agreement, the Required Lenders, and (b) after an acceleration of the Obligations under the Credit Agreement but prior to the date upon which the Credit Agreement has terminated by its terms and all of the obligations thereunder have been paid in full or otherwise satisfied, Lenders holding in the aggregate at least a majority of the sum of the Aggregate Credit Exposure plus the Banking Services Obligations.
“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.
“Security” has the meaning set forth in Article 8 of the UCC and as set forth in the PPSA, as applicable.
“Stock Rights” means all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which any Grantor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.
“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.
“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.
“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any Lender’s Lien on any Collateral.
The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II
GRANT OF SECURITY INTEREST
2.1 Each of the Grantors hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including, without limitation:
(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Copyrights, Patents and Trademarks;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all Fixtures (excluding business fixtures not owned by the Grantors);

(vii)	all General Intangibles;

(viii)	all Goods;

(ix)	all Instruments;

(x)	all Inventory;

(xi)	all Investment Property;

(xii)	all cash or cash equivalents;

(xiii)	all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)	all Deposit Accounts with any bank or other financial institution;

(xv)	all Commercial Tort Claims;

(xvi)	all Assigned Contracts;

(xvii)	and all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;
to secure the prompt and complete payment and performance of the Secured Obligations; provided, however, that (notwithstanding any other provisions of this Agreement) “Collateral” shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral.

2.2 The last day of the term of any lease, oral or written, or any agreement therefor, now held or hereafter acquired by a Grantor, shall be excepted from the security interest hereby granted and shall not form part of the Collateral, but such Grantor shall stand possessed of such one day remaining, upon trust to assign and dispose of the same as the Administrative Agent or any assignee of such lease or agreement shall direct. If any such lease or agreement therefor contains a provision which provides in effect that such lease or agreement may not be assigned, sub leased, charged or encumbered without the leave, license, consent or approval of the lessor, the application of the security interest created hereby to any such lease or agreement shall be conditional upon such leave, license, consent or approval having been obtained.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each of the Grantors represents and warrants to the Administrative Agent and the Lenders that:
3.1. Title, Perfection and Priority. Each Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against each Grantor in the locations listed on Exhibit H, the Administrative Agent will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1(e); provided that unless the Administrative Agent shall file fixture filings in the appropriate filing offices for the counties where the Fixtures are located, the Administrative Agent’s perfected security interest in Fixtures may not be a first priority security interest.
3.2. Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of each Grantor, its state or province of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.
3.3. Principal Location. Except as may be notified to the Administrative Agent following the date hereof, each Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed in Exhibit A; no Grantor has other places of business except those set forth in Exhibit A.
3.4. Collateral Locations. As of the date hereof, all of each Grantor’s locations where Collateral is located are listed on Exhibit A. As of the date hereof, all of said locations are owned by each Grantor except for locations (i) which are leased by such Grantor as lessee and designated in Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Exhibit A.
3.5. Deposit Accounts. As of the date hereof, all of each Grantor’s Deposit Accounts are listed on Exhibit B.
3.6. Exact Names. Each Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization.
3.7. Letter-of-Credit Rights and Chattel Paper. As of the date hereof, Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of each Grantor, in each case having a value in excess of $150,000 individually or $500,000 in the aggregate. Promptly upon request by the Administrative Agent following the occurrence and during the continuation of an Event of Default, all action by each Grantor necessary or desirable to protect and perfect the Administrative Agent’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) shall be duly taken and thereafter the Administrative Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 4.1(e).

3.8. Accounts and Chattel Paper.
(a) The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper are and will be correctly stated in all material respects in all records of each Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Administrative Agent by each Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, each Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all material respects what they purport to be.
(b) The Accounts included on the most recent Borrowing Base Certificate are Eligible Accounts. All Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor’s business.
3.9. Inventory. The Inventory included on the most recent Borrowing Base Certificate is Eligible Inventory. Each Grantor has good, indefeasible and merchantable title to its Inventory. The sale or other disposition of the Eligible Inventory by the Administrative Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.
3.10. Intellectual Property. As of the date hereof, no Grantor has any interest in, or title to, any material Patent, Trademark or Copyright except as set forth in Exhibit D. This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on Exhibit H and this Security Agreement with the United States Copyright Office, the United States Patent and Trademark Office and the Canadian Intellectual Property Office, fully perfected first priority security interests in favor of the Administrative Agent on each Grantor’s Patents, Trademarks and Copyrights, such perfected security interests are enforceable as such as against any and all creditors of and purchasers from such Grantor; and all action necessary or desirable to protect and perfect the Administrative Agent’s Lien on such Grantor’s Patents, Trademarks or Copyrights shall have been duly taken.
3.11. Filing Requirements. None of the Equipment that constitutes a portion of the PP&E Component is covered by any certificate of title, except for the vehicles described in Exhibit E. None of the Collateral is of a type for which security interests or liens may be perfected by filing under any federal statute except for (a) vehicles and (b) Patents, Trademarks and Copyrights held by each Grantor and described in Exhibit D.
3.12. No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming any Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Administrative Agent on behalf of the Lenders as the secured party, (b) as permitted by Section 4.1(e), and (c) precautionary financing statements filed by lessors of Equipment or Fixtures.
3.13. Pledged Collateral.
(a) As of the date hereof, Exhibit G sets forth a complete and accurate list of all material Pledged Collateral, including all stock and other ownership interests in the Loan Parties that constitute Pledged Collateral. As of the date hereof, each Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit G as being owned by it, free and clear of any Liens, except for the security interest granted to the Administrative Agent for the benefit of the Lenders hereunder and as permitted by Section 4.1(e). Each Grantor further represents and warrants that (i) all Pledged Collateral constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Administrative Agent representing an Equity Interest, either such certificates are Securities as defined in

Article 8 of the UCC (and in the PPSA) as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, the Grantors have so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible, and (iii) all Pledged Collateral (unless subject to a prior Lien permitted by Section 4.1(e)) held by a securities intermediary is covered by a control agreement among such Grantor, the securities intermediary and the Administrative Agent pursuant to which the Administrative Agent has Control. Notwithstanding anything to the contrary contained herein, prior to the occurrence and continuation of an Event of Default, (A) the Administrative Agent will not perfect upon stock of third parties held by any Grantor or notes receivable held by any Grantor and (B) the Grantors will have the ability to dispose of any such stock and notes receivable without the requirement of consent from the Administrative Agent, provided that in the event that cash dominion is triggered pursuant to Section 7.3(c), all proceeds of any such sale or disposition shall be deposited into the Administrative Agent’s Collection Account.
(b) As of the date hereof, except as set forth in Exhibit G, the Grantors own 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral and none of the Pledged Collateral which represents Indebtedness owed to any Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.
ARTICLE IV
COVENANTS
From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each of the Grantors agrees that:
4.1. General.
(a) Collateral Records. Each Grantor will maintain, in all material respects, complete and accurate books and records with respect to the Collateral, which books and records shall be consistent with all Collateral reports distributed by the Borrowers to the Administrative Agent or any Lender, and furnish to the Administrative Agent, such reports relating to the Collateral as the Administrative Agent may from time to time request in accordance with the Credit Agreement.
(b) Authorization to File Financing Statements; Ratification. Each Grantor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent, all financing statements and other documents as may from time to time be requested by the Administrative Agent in order to maintain a first perfected security interest in the Collateral. Any financing statement filed by the Administrative Agent may be filed in any filing office in any UCC or PPSA jurisdiction and may (i) indicate the Collateral (1) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of the PPSA or Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by the PPSA or part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor also agrees to furnish any such information to the Administrative Agent promptly upon request. Each Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC or PPSA jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
(c) Further Assurances. Each Grantor will, if so reasonably requested by the Administrative Agent, furnish to the Administrative Agent, as often as the Administrative Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as the Administrative Agent may reasonably request, all in such detail as the Administrative Agent may specify in accordance with the Credit Agreement. Each Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Administrative Agent in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(d) Disposition of Collateral. No Grantor will sell, lease or otherwise dispose of the Collateral except for dispositions specifically permitted pursuant to Section 6.05 of the Credit Agreement.
(e) Liens. No Grantor will create, incur, or suffer to exist any Lien on the Collateral except (i) the security interest created by this Security Agreement, (ii) Permitted Encumbrances, and (iii) any other Liens permitted by the Credit Agreement.
(f) Other Financing Statements. No Grantor will authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except as permitted by Section 4.1(e) and precautionary financing statements filed by lessors of Equipment and Fixtures. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.
(g) Locations. No Grantor will (i) maintain any Collateral having a value in excess of $150,000 at any location other than those locations listed on Exhibit A, (ii) otherwise change, or add to, its locations without providing written notification of such changed or added locations to the Administrative Agent (and such Grantor will concurrently therewith use commercially reasonable efforts to obtain a Collateral Access Agreement for each such location to the extent required by the Credit Agreement), (iii) change its principal place of business or chief executive office from the location identified on Exhibit A without providing 21 days’ prior written notice to the Administrative Agent (and such Grantor will concurrently therewith use commercially reasonable efforts to obtain a Collateral Access Agreement for each such location to the extent required by the Credit Agreement and subject to the terms of Section 4.13), or (iv) maintain any Collateral at any locations outside of the United States or Canada.
4.2. Receivables.
(a) Certain Agreements on Receivables. No Grantor will (i) make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or (ii) accept in satisfaction of a Receivable less than the original amount thereof, in either case except in the ordinary course of such Grantor’s business, except that, prior to the occurrence of an Event of Default, the Grantors may make discounts, credits, rebates and other reductions and accept satisfaction less than the original amount of Accounts arising from the sale of Inventory in accordance with their present policies and in the ordinary course of business.
(b) Collection of Receivables. Except as otherwise provided in this Security Agreement, each Grantor will collect and enforce, at the Grantors’ sole expense, all amounts due or hereafter due to such Grantor under the Receivables in accordance with its present policies and in the ordinary course of business.
(c) Delivery of Invoices. Each Grantor will deliver to the Administrative Agent promptly upon its request after the occurrence and during the continuation of an Event of Default duplicate invoices with respect to each Account bearing such language of assignment as the Administrative Agent shall reasonably specify.
(d) Electronic Chattel Paper. Promptly upon request by the Administrative Agent following the occurrence and during the continuation of an Event of Default, each Grantor shall take all steps necessary to grant the Administrative Agent Control of all electronic chattel paper having a value in excess of $150,000 individually or $500,000 in the aggregate in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3. Inventory and Equipment.
(a) Maintenance of Goods. Each Grantor will do all things necessary to maintain, preserve, protect and keep the Inventory and, in all material respects, the Equipment in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of such Grantor’s business and except for ordinary wear and tear in respect of the Equipment.
(b) Returned Inventory. If an Account Debtor returns any Inventory to any Grantor when no Event of Default exists, then such Grantor shall promptly determine the reason for such return and shall issue a credit memorandum if appropriate to the Account Debtor in the appropriate amount. In the event any Account Debtor returns a material amount of Inventory outside the normal course of business to any Grantor when an Event of Default exists and the Obligations have been accelerated pursuant to the terms of the Credit Agreement, such Grantor, upon the reasonable request of the Administrative Agent, shall: (i) hold the returned Inventory in trust for the Administrative Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Administrative Agent’s written instructions; and (iv) not issue any credits or allowances with respect thereto without the Administrative Agent’s prior written consent. All returned Inventory shall be subject to the Administrative Agent’s Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory.
(c) Inventory Count; Perpetual Inventory System. The Grantors will conduct a physical count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Administrative Agent reasonably requests. The Grantors, at their own expense, shall deliver to the Administrative Agent the results of each physical verification, which any Grantor has made, or has caused any other Person to make on its behalf, of all or any portion of its Inventory. The Grantors will maintain a perpetual inventory reporting system at all times.
(d) PP&E Component Equipment. Each Grantor shall promptly inform the Administrative Agent of any additions to or deletions from the Equipment that constitutes a portion of the PP&E Component which individually exceed $250,000. The Grantors shall not permit any Equipment that constitutes a portion of the PP&E Component to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Administrative Agent does not have a Lien. The Grantors will not, if applicable, without the Administrative Agent’s prior written consent, alter or remove any identifying symbol or number on any of the Grantors’ Equipment constituting Collateral.
(e) Titled Vehicles. Each Grantor will give the Administrative Agent notice of its acquisition of any vehicle covered by a certificate of title that constitutes a portion of the PP&E Component and deliver to the Administrative Agent, upon request, the original of the vehicle title certificate with respect to any such vehicle and provide and/or file all other documents or instruments necessary to have the Lien of the Administrative Agent noted on any such certificate or with the appropriate state office.
4.4. Delivery of Instruments, Securities, Chattel Paper and Documents. Each Grantor will (a) promptly upon the request of the Administrative Agent after the occurrence and during the continuation of an Event of Default, deliver to the Administrative Agent the originals of all Chattel Paper, Securities and Instruments constituting Collateral (if any then exist), (b) hold in trust for the Administrative Agent upon receipt and promptly upon the request of the Administrative Agent after the occurrence and during the continuation of an Event of Default, deliver to the Administrative Agent any Chattel Paper, Securities and Instruments constituting Collateral, (c) hold in trust for the Administrative Agent upon receipt and (i) upon the Administrative Agent’s request, deliver to the Administrative Agent any Document evidencing, constituting or relating to Inventory, in each case having a value in excess of $150,000 individually, and (ii) upon the Administrative Agent’s request after the occurrence and during the continuation of an Event of Default, deliver to the Administrative Agent any Document evidencing, constituting or relating to other Collateral, in each case having a value in excess of $150,000 individually, and (d) upon the Administrative Agent’s request, deliver to the Administrative Agent a duly executed amendment to this Security Agreement, in the form of Exhibit I hereto (the “Amendment”), pursuant to which the Grantor will pledge such additional Collateral. Each Grantor hereby authorizes the Administrative Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral set forth in such Amendments shall be considered to be part of the Collateral.

4.5. Uncertificated Pledged Collateral. Each Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any Pledged Collateral, to cause the Administrative Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, the Grantors will, with respect to Pledged Collateral held with a securities intermediary having a value in excess of $150,000 individually, cause such securities intermediary to enter into a control agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, giving the Administrative Agent Control.
4.6. Pledged Collateral.
(a) Changes in Capital Structure of Issuers. No Grantor will (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Permitted Encumbrances and sales of assets permitted pursuant to Section 4.1(d)) or merge, amalgamate or consolidate with any other entity, or (ii) vote any Pledged Collateral in favor of any of the foregoing, except in each case to the extent permitted by the Credit Agreement.
(b) Issuance of Additional Securities. No Grantor will permit or suffer the issuer of an Equity Interest constituting Pledged Collateral, if such issuer is a wholly owned Subsidiary of such Grantor, to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor.
(c) Registration of Pledged Collateral. After the occurrence and during the continuation of an Event of Default, each Grantor will permit any registerable Pledged Collateral to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Secured Parties.
(d) Exercise of Rights in Pledged Collateral.
(i) Without in any way limiting the foregoing and subject to clause (ii) below, the Grantors shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Administrative Agent in respect of the Pledged Collateral.
(ii) The Grantors will permit the Administrative Agent or its nominee at any time after the occurrence and during the continuation of an Event of Default, without notice, to exercise all voting rights or other rights relating to Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof.
(iii) Each Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral to the extent not in violation of the Credit Agreement other than any of the following distributions and payments (collectively referred to as the “Excluded Payments”): (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement; and

(iv) All Excluded Payments and all other distributions in respect of any of the Pledged Collateral, whenever paid or made, shall be delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
4.7. Intellectual Property.
(a) Each Grantor shall notify the Administrative Agent promptly if it knows or has reason to know that any application or registration relating to any material Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, the Canadian Intellectual Property Office or any court) regarding any Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.
(b) If any Grantor, either directly or through any agent, employee, licensee or designee, files an application for the registration of any material Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office, the Canadian Intellectual Property Office or any similar office or agency such Grantor shall give the Administrative Agent written notice thereof on a quarterly basis, and, upon request of the Administrative Agent, such Grantor shall execute and deliver any and all security agreements as the Administrative Agent may reasonably request to evidence the Administrative Agent’s first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.
(c) Each Grantor shall take all actions necessary or requested by the Administrative Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the material Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright is not material to the conduct of such Grantor’s business.
(d) Each Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Administrative Agent shall reasonably request under the circumstances to protect such Patent, Trademark or Copyright. In the event that any Grantor institutes suit because any of the Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8.
4.8 Commercial Tort Claims. Each Grantor shall promptly, and in any event within two Business Days after the same is acquired by it having a value in excess of $150,000 individually, notify the Administrative Agent of any commercial tort claim (as defined in the UCC) acquired by it after the Closing Date and, unless the Administrative Agent otherwise consents, the Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit I hereto, granting to Administrative Agent a first priority security interest in such commercial tort claim.

4.9. Letter-of-Credit Rights. If, following the occurrence and during the continuation of an Event of Default, any Grantor is or becomes the beneficiary of a letter of credit, such Grantor shall promptly, and in any event within two Business Days after becoming a beneficiary, notify the Administrative Agent thereof and if requested by the Administrative Agent promptly request the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Administrative Agent and (ii) if the Administrative Agent has the right to exercise cash dominion pursuant to the terms of Section 7.3 of this Agreement, agree to direct all payments thereunder to a Deposit Account at the Administrative Agent or subject to a Deposit Account Control Agreement for application to the Secured Obligations, in accordance with Section 2.18 of the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.
4.10. [Intentionally omitted.]
4.11. No Interference. Each Grantor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies, provided that the foregoing are exercised by the Administrative Agent in accordance with the terms hereof and all Requirements of Law.
4.12. Insurance. (a) In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency or by any other Governmental Authority as a “Special Flood Hazard Area” or “flood zone or area”, the Grantors shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a “Special Flood Hazard Area” or “flood zone or area”). The amount of all insurance required by this Section shall at a minimum comply with applicable law, including, without limitation, the Flood Disaster Protection Act of 1973, as amended. All premiums on such insurance shall be paid when due by the Grantors, and copies of the policies delivered to the Administrative Agent. If the Grantors fail to obtain any insurance as required by this Section, the Administrative Agent at the direction of the Required Lenders may obtain such insurance at the Grantors’ expense. By purchasing such insurance, the Administrative Agent shall not be deemed to have waived any Default arising from the Grantors’ failure to maintain such insurance or pay any premiums therefor.
(b) All insurance policies required under Section 5.09 of the Credit Agreement shall name the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Administrative Agent, which provide that: (i) all proceeds thereunder with respect to any Collateral shall be payable to the Administrative Agent; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty days prior written notice given to the Administrative Agent.
4.13. Collateral Access Agreements. The Grantors shall use commercially reasonable efforts to obtain a Collateral Access Agreement, from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Administrative Agent. With respect to such locations or warehouse space leased as of the Closing Date and thereafter, if the Administrative Agent has not received a Collateral Access Agreement within 45 days after the Closing Date (or, if later, as of the date such location is acquired or leased), Borrower’s Eligible Inventory at that location shall be subject to such Reserves as may be established by the Administrative Agent in accordance with the Credit Agreement. After the Closing Date, no real property or warehouse space shall be leased by any Grantor and no Inventory shall be shipped to a processor or converter under arrangements established after the Closing Date, unless and until a satisfactory Collateral Access Agreement shall first have been obtained with respect to such location and if it has not been obtained, Borrower’s Eligible Inventory at that location shall be subject to the establishment of Reserves in accordance with the Credit Agreement. Each Grantor shall timely and fully pay and perform its material obligations under all leases and other agreements with respect to each leased location or third party warehouse where any Collateral is or may be located except in the case of a bona fide dispute.

4.14. Deposit Account Control Agreements. Each Grantor will provide to the Administrative Agent upon the Administrative Agent’s request, a Deposit Account Control Agreement duly executed on behalf of each financial institution holding a deposit account of such Grantor as set forth in the Security Agreement other than (i) payroll, tax, escrow and other fiduciary accounts (provided that such accounts will be funded only from an account that is subject to a Deposit Account Control Agreement and if at any time any payments from account debtors or other proceeds of Collateral are sent directly to any of such accounts, a Deposit Account Control Agreement will be required with respect to such account) and (ii) the deposit account maintained at Wilson & Muir Bank & Trust Co., wherein Grantor will not retain collected funds for more than one business day (all other funds being transferred to an account governed by a Deposit Account Control Agreement).
4.15. Change of Name or Location; Change of Fiscal Year. No Grantor shall (a) change its name as it appears in official filings in the state or province of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state or province of incorporation or other organization, or (e) change its state or province of incorporation or organization, in each case, unless the Administrative Agent shall have received at least thirty days prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of Lenders, in any Collateral), provided that, any new location shall be in the continental U.S.
4.16 Assigned Contracts. Upon request by the Administrative Agent after the occurrence and during the continuation of an Event of Default, each Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Administrative Agent of any Assigned Contract held by such Grantor and to enforce the security interests granted hereunder. Each Grantor shall fully perform all of its material obligations under each of the Assigned Contracts, and shall enforce all of its material rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; provided however, that no Grantor shall take any action or fail to take any action with respect to its Assigned Contracts which would cause the termination of an Assigned Contract. Without limiting the generality of the foregoing, each Grantor shall take all action necessary or appropriate to permit, and shall not take any action which would have any materially adverse effect upon, the full enforcement of all indemnification rights under its Assigned Contracts. The Grantors shall notify the Administrative Agent and the Lenders in writing, promptly after any Grantor becomes aware thereof, of any event or fact which could give rise to a material claim by it for indemnification under any of its Assigned Contracts, and shall diligently pursue such right and report to the Administrative Agent on all further developments with respect thereto. If the Administrative Agent has the right to exercise cash dominion pursuant to the terms of Section 7.3 of this Agreement, the Grantors shall deposit into a Deposit Account at the Administrative Agent or subject to a Deposit Account Control Agreement for application to the Secured Obligations, in accordance with Section 2.18 of the Credit Agreement, all amounts received by any Grantor as indemnification or otherwise pursuant to its Assigned Contracts. If any Grantor shall fail after the Administrative Agent’s demand to pursue diligently any right under its Assigned Contracts, or if an Event of Default then exists, the Administrative Agent may, and at the direction of the Required Secured Parties shall, directly enforce such right in its own or such Grantor’s name and may enter into such settlements or other agreements with respect thereto as the Administrative Agent or the Required Secured Parties, as applicable, shall determine. In any suit, proceeding or action brought by the Administrative Agent for the benefit of the Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, the Grantors shall indemnify and hold the Administrative Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from any Grantor to or in favor of such obligor or its successors. All such obligations of the Grantors shall be and remain enforceable only against the Grantors and shall not be enforceable against the Administrative Agent or the Lenders. Notwithstanding any provision hereof to the contrary, each Grantor shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Contracts, and the Administrative Agent’s or any Lender’s exercise of any of their respective rights with respect to the Collateral shall not release any Grantor from any of such duties and obligations. Neither the Administrative Agent nor any Lender shall be obligated to perform or fulfill any of any Grantor’s duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.
ARTICLE V
REMEDIES
5.1. [Intentionally omitted.]
5.2. Remedies.
(a) Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may exercise any or all of the following rights and remedies:
(i) those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Administrative Agent and the Lenders prior to an Event of Default;
(ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral), the PPSA or under any other applicable domestic or foreign law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;
(iii) give notice of sole control or any other instruction under any Deposit Account Control Agreement or other control agreement with any securities intermediary and take any action therein with respect to such Collateral;
(iv) concurrently with written notice to the Grantors (except as specifically provided in Section 8.1 or elsewhere herein), enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at such Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable; and

(v) concurrently with written notice to the Grantors, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof.
(b) The Administrative Agent, on behalf of the Lenders, shall comply with any applicable state, provincial or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
(c) The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the Lenders, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.
(d) Until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment.
(e) Notwithstanding the foregoing, neither the Administrative Agent nor the Lenders shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.
(f) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if such Grantor and the issuer would agree to do so.
(g) The Administrative Agent may, in addition to any other rights it may have, appoint by instrument in writing a receiver or receiver and manager (both of which are herein called a “Receiver”) of all or any part of the Collateral or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver. Any such Receiver is hereby given and shall have the same powers and rights and exclusions and limitations of liability as the Administrative Agent has under this Security Agreement or the Credit Agreement, at law or in equity. In exercising any such powers, any such Receiver shall, to the extent permitted by law, act as and for all purposes shall be deemed to be the agent of the Grantors and the Administrative Agent and the Lenders shall not be responsible for any act or default of any such Receiver. The Administrative Agent may appoint one or more Receivers hereunder or under the Credit Agreement and may remove any such Receiver or Receivers and appoint another or others in his or their stead from time to time. Any Receiver so appointed may be an officer or employee of the Administrative Agent. A court need not appoint, ratify the appointment by the Administrative Agent of or otherwise supervise in any manner the actions of any Receiver. Upon a Grantor receiving notice from the Administrative Agent of the taking of possession of the Collateral or the appointment of a Receiver, all powers, functions, rights and privileges of each of the directors and officers of such Grantor with respect to the Collateral shall cease, unless specifically continued by the written consent of the Administrative Agent.

(h) The Administrative Agent may charge on its own behalf and pay to others, sums for costs and expenses incurred including, without limitation, legal fees and expenses on a solicitor and his own client scale and Receivers’ and accounting fees, in or in connection with seizing, collecting, realizing, disposing, enforcing or otherwise dealing with the Collateral and in connection with the protection and enforcement of the rights of the Administrative Agent hereunder including, without limitation, in connection with advice with respect to any of the foregoing. The amount of such sums shall be deemed advanced to the Grantors by the Administrative Agent, shall become part of the Secured Obligations and shall be secured by this Security Agreement.
5.3. Grantors’ Obligations Upon Events of Default. Upon the request of the Administrative Agent after the occurrence and during the continuation of an Event of Default, the Grantors will:
(a) assemble and make available to the Administrative Agent the Collateral and all books and records relating thereto at any place or places reasonably specified by the Administrative Agent in accordance with applicable law, whether at the Grantors’ premises or elsewhere;
(b) permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantors for such use and occupancy;
(c) take, or cause an issuer of Pledged Collateral to take, any and all reasonable actions necessary to enable the Administrative Agent to consummate a public sale or other disposition of the Pledged Collateral; and
(d) at its own expense, cause the independent certified public accountants then engaged by the Grantors or such other auditors selected by the Grantors and reasonably acceptable to the Administrative Agent to prepare and deliver to the Administrative Agent and each Lender, at any time, and from time to time, promptly upon the Administrative Agent’s request, the following reports with respect to the Grantors: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.
5.4. Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent to exercise the rights and remedies under this Article V at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies following the occurrence and during the continuation of an Event of Default, each Grantor hereby (a) grants to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Intellectual property Rights now owned or hereafter acquired by any Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Administrative Agent may sell any of the Grantors’ Inventory directly to any person, including without limitation persons who have previously purchased the Grantors’ Inventory from any Grantor and in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to any Grantor and any Inventory that is covered by any Copyright owned by or licensed to any Grantor and the Administrative Agent may finish any work in process and affix any Trademark owned by or licensed to any Grantor and sell such Inventory as provided herein.

ARTICLE VI
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY
6.1. Account Verification. The Administrative Agent may at any time, in the Administrative Agent’s own name, in the name of a nominee of the Administrative Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of such Grantor, parties to contracts with such Grantor and obligors in respect of Instruments of such Grantor to verify with such Persons, to the Administrative Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.
6.2. Authorization for Secured Party to Take Certain Action.
(a) Each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the reasonable discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s reasonable discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) either if the Administrative Agent has the right to exercise cash dominion pursuant to the terms of Section 7.3 of this Agreement or upon the occurrence and during the continuation of an Event of Default, to endorse, apply and, after the occurrence and during the continuation of any Event of Default, collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) upon the occurrence and during the continuation of an Event of Default, to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Administrative Agent Control over such Pledged Collateral, (v) either if the Administrative Agent has the right to exercise cash dominion pursuant to the terms of Section 7.3 of this Agreement or upon the occurrence and during the continuation of an Event of Default, to apply the proceeds of any Collateral received by the Administrative Agent to the Secured Obligations as provided in Section 7.3, (vi) upon the occurrence and during the continuation of an Event of Default, to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) to contact Account Debtors in accordance with the Administrative Agent’s customary practices in order to verify information regarding the Accounts, (viii) upon the occurrence and during the continuation of an Event of Default, to demand payment or enforce payment of the Receivables in the name of the Administrative Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) upon the occurrence and during the continuation of an Event of Default, to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of such Grantor, assignments and verifications of Receivables, (x) upon the occurrence and during the continuation of an Event of Default, to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) upon the occurrence and during the continuation of an Event of Default, to settle, adjust, compromise, extend or renew the Receivables, (xii) upon the occurrence and during the continuation of an Event of Default, to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) upon the occurrence and during the continuation of an Event of Default, to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) upon the occurrence and during the continuation of an Event of Default, to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) upon the occurrence and during the continuation of an Event of Default, to change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) upon the occurrence and during the continuation of an Event of Default, to do all other acts and things necessary to carry out this Security Agreement; and each Grantor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

(b) All acts of said attorney or designee in accordance with the terms hereof are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Administrative Agent and Lenders, under this Section 6.2 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers.
6.3. Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS THE PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) OF SUCH GRANTOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF A DEFAULT.
6.4. Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE AGENT, NOR ANY LENDER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII
COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS; DEPOSIT ACCOUNTS
7.1. Collection of Receivables.
(a) On or before the Closing Date, each Grantor shall (a) execute and deliver to the Administrative Agent Deposit Account Control Agreements for each Deposit Account maintained by such Grantor into which all cash, checks or other similar payments relating to or constituting payments made in respect of Receivables will be deposited, to the extent a Deposit Account Control Agreement over such Deposit Account is required by the terms of Section 4.14 (each, a “Collateral Deposit Account”), which Collateral Deposit Accounts are identified as such on Exhibit B, and (b) enter into to irrevocable lockbox agreements in the form provided by or otherwise acceptable to the Administrative Agent for all existing lock boxes of the Grantors into which all cash, checks or other similar payments relating to or constituting payments made in respect of Receivables will be deposited (the “Lock Boxes”), which Lock Boxes are identified as such on Exhibit B, which agreements shall be accompanied by an acknowledgment by the bank where the Lock Box is located of the Lien of the Administrative Agent granted hereunder and of irrevocable instructions to wire all amounts collected therein to the Collection Account (a “Lock Box Agreement”) upon receipt by the depository banks of a control notice from the Administrative Agent pursuant to the terms of such agreements. After the Closing Date, each Grantor will comply with the terms of Section 7.2.
(b) At all times that the Administrative Agent has the right to exercise cash dominion pursuant to the terms of Section 7.3(c) of this Agreement and upon receipt by the depository banks of a control notice from the Administrative Agent, each depository bank will restrict Grantor’s access to funds within the Collateral Deposit Account. Each Grantor shall insure that future deposits constituting payments made in respect of Receivables continue to be made into Collateral Deposit Accounts. At all times that the Administrative Agent has the right to exercise cash dominion pursuant to the terms of Section 7.3(c) of this Agreement, (i) the Administrative Agent shall have sole access to the Lock Boxes and the Collateral Deposit Accounts and each Grantor shall take all actions necessary to grant the Administrative Agent such sole access, (ii) no Grantor shall remove any item from the Lock Boxes or the Collateral Deposit Accounts without the Administrative Agent’s prior written consent, (iii) if any Grantor should refuse or neglect to notify any Account Debtor to forward payments directly to a Lock Box subject to a Lock Box Agreement or a Collateral Deposit Account subject to a Deposit Account Control Agreement after notice from the Administrative Agent, the Administrative Agent shall be entitled to make such notification directly to Account Debtor, (iv) if notwithstanding the foregoing instructions, any Grantor receives any proceeds of any Receivables, such Grantor shall receive such payments in trust for the Administrative Agent, and shall immediately deposit all cash, checks or other similar payments related to or constituting payments made in respect of Receivables received by it to a Collateral Deposit Account, (v) all funds deposited into any Lock Box subject to a Lock Box Agreement or any Collateral Deposit Account will be swept on a daily basis into a collection account maintained by the Grantor with the Administrative Agent (the “Collection Account”), and (vi) the Administrative Agent shall hold and apply funds received into the Collection Account as provided by the terms of Section 2.18(b) of the Credit Agreement.
7.2. Covenant Regarding New Deposit Accounts; Lock Boxes. Before opening or replacing any Collateral Deposit Account, other Deposit Account, or establishing a new Lock Box, the Grantors shall (a) obtain the Administrative Agent’s consent in writing to the opening of such Deposit Account or Lock Box, and (b) cause each bank or financial institution in which it seeks to open (i) a Deposit Account, to enter into a Deposit Account Control Agreement with the Administrative Agent in order to give the Administrative Agent Control of such Deposit Account in the event rights of cash dominion are exercised, or (ii) a Lock Box, to enter into a Lock Box Agreement with the Administrative Agent in order to give the Administrative Agent Control of the Lock Box in the event rights of cash dominion are exercised. In the case of Deposit Accounts or Lock Boxes maintained with Lenders, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs. The main disbursement accounts of the Borrowers shall at all times be located at a bank that is a Lender under the Credit Agreement or with banks otherwise acceptable to the Administrative Agent in its Permitted Discretion.
7.3. Application of Proceeds; Deficiency. (a) At all times that Administrative Agent does not have the right to exercise cash dominion or has chosen not to exercise such right, all amounts deposited into Grantor’s accounts shall remain at the disposal of the Grantor and may be disbursed or otherwise used in the Grantor’s sole discretion.
(b) If, at any time, cash dominion under Section 7.3(c) has been triggered, and the Grantor thereafter maintains (i) average Availability greater than or equal to $40,000,000 for a 90-day period and (ii) Availability not less than $35,000,000 at all times during such 90-day period, the cash dominion in Section 7.3(c) shall no longer be deemed to be triggered and discretionary rights to the use of funds in a depository account shall return to the Grantor and funds deposited in Collateral Deposit Accounts shall no longer be swept into the Collection Account.

(c) If at any time, (i) Availability is less than $35,000,000, or (ii) a Default or Event of Default has occurred and is continuing, the Administrative Agent may exercise its cash dominion rights by delivering instructions to each depository bank having a Deposit Account Control Agreement that requires all other cash proceeds in the account to be directed to the Administrative Agent’s Collection Account as described in Section 7.1(b). If this Section 7.3(c) has been triggered, the Administrative Agent shall (or, in the case of Canadian Collateral Deposit Accounts, may) have exclusive control over said Collateral Deposit Account and any such proceeds shall be applied in the order set forth in Section 2.18(b) of the Credit Agreement. If proceeds are being applied according to Section 2.18(b) of the Credit Agreement, the balance, if any, after all of the Secured Obligations have been satisfied shall be deposited by the Administrative Agent into the Grantors’ general operating account with the Administrative Agent or such other account with a Lender and subject to a Deposit Account Control Agreement designated by the Grantors in writing to the Administrative Agent. The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any reasonable attorneys’ fees and other reasonable expenses incurred by Administrative Agent or any Lender to collect such deficiency.
ARTICLE VIII
GENERAL PROVISIONS
8.1. Waivers. Each Grantor hereby waives, to the extent permitted under applicable law, notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent or any Lender arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such Lender as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any Lender, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
8.2. Limitation on Administrative Agent’s and Lenders’ Duty with Respect to the Collateral. The Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Administrative Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Administrative Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, the Grantors acknowledge and agree that it is commercially reasonable for the Administrative Agent (i) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantors, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.
8.3. Compromises and Collection of Collateral. The Grantors and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.
8.4. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 8.4. The Grantors’ obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.
8.5. Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 4.16, 5.3, or 8.7 or in Article VII will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the Lenders to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against each Grantor.
8.6. Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between the Grantors and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Administrative Agent or the Lenders unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Secured Parties.

8.7. No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Administrative Agent or any Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 9.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Secured Obligations have been paid in full.
8.8. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.
8.9. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition or proposal be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
8.10. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the Lenders and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Administrative Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, hereunder.
8.11. Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.12. Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal, Provincial or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Administrative Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by any Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.
8.13. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.
8.14. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit or Supporting Letter of Credit has been delivered to the Administrative Agent as required by the Credit Agreement) and no commitments of the Administrative Agent or the Lenders which would give rise to any Secured Obligations are outstanding.
8.15. Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.
8.16. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. PROVIDED, HOWEVER, THAT IF ANY LAWS OF ANY JURISDICTION, OTHER THAN NEW YORK, SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN IN THE COLLATERAL, OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN THE COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTION SHALL CONTINUE TO APPLY TO THAT EXTENT.
8.17. CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK. If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any document related hereto, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee or referees to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of Lender, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) the Borrowers shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.

8.18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
8.19. Indemnity. Each Grantor hereby agrees to indemnify the Administrative Agent and the Lenders, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any Lender is a party thereto) imposed on, incurred by or asserted against the Administrative Agent or the Lenders, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Administrative Agent or the Lenders or the Grantors, and any claim for Patent, Trademark or Copyright infringement).
8.20. Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.
8.21. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the “Original Currency”) into another currency (the “Second Currency”), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Lender(s) or the Administrative Agent on behalf of the Lenders could purchase in the Chicago foreign exchange market, the Original Currency with the Second Currency on the date two (2) Business Days preceding that on which judgment is given. Each Grantor agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Lender(s) or the Administrative Agent on behalf of the Lenders receives payment of any sum so adjudged to be due hereunder in the Second Currency, the Lender(s) or the Administrative Agent on behalf of the Lenders may, in accordance with normal banking procedures, purchase, in the Chicago foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, each Grantor agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Lender(s) or the Administrative Agent on behalf of the Lenders against such loss. The term “rate of exchange” in this Section 8.21 means the spot rate at which the Administrative Agent, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase.

It is the express wish of the parties that this agreement and any related documents be drawn up and executed in English. Il est la volonte expresse des Parties que cette convention et tous les documents s’y rattachant soient rediges et signes en anglais.
ARTICLE IX
NOTICES
9.1. Sending Notices. (a) Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, telecopier, personal delivery or nationally established overnight courier service, and shall be deemed received (i) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (ii) when sent, if sent by telecopier (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the address(es) set forth on Exhibit A as their principal place of business, and to the Administrative Agent and the Lenders at the addresses set forth in accordance with Section 9.01 of the Credit Agreement.
(b) Any reporting notice required to be given under this Security Agreement by the Grantors to the Administrative Agent may be given on a quarterly basis unless otherwise specified herein.
9.2. Change in Address for Notices. Each of the Grantors, the Administrative Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.
ARTICLE X
THE ADMINISTRATIVE AGENT
JPMorgan Chase Bank, N.A. has been appointed Administrative Agent for the Lenders hereunder pursuant to Article VIII of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article VIII. Any successor Administrative Agent appointed pursuant to Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.
[Signature Page Follows]

IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Security Agreement as of the date first above written.

GRANTORS: CORE-MARK HOLDING COMPANY, INC.
By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Treasurer

CORE-MARK INTERNATIONAL, INC.
By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Treasurer

CORE-MARK HOLDINGS I, INC.
By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Treasurer

CORE-MARK HOLDINGS II, INC.
By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Treasurer

CORE-MARK HOLDINGS III, INC.
By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Treasurer

CORE-MARK MIDCONTINENT, INC.
By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Treasurer

CORE-MARK INTERRELATED COMPANIES, INC.
By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Treasurer

HEAD DISTRIBUTING COMPANY
By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Treasurer

MINTER-WEISMAN CO.
By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Courtney Jeans
	Name:	Courtney Jeans
	Title:	Vice President

My Commission Expires: 12-03-08

STATE OF California	)
) SS
COUNTY OF San Mateo	)
The foregoing instrument was acknowledged before me this 12 day of October, 2005, by Stacey Loretz-Congden, a Treasurer of each of the Grantors, on behalf of said entities.
Notary Public Christina Vilches
My commission expires: 12-03-08

My Commission Expires:

STATE OF Texas	)
) SS
COUNTY OF Dallas	)
The foregoing instrument was acknowledged before me this 12 day of October, 2005, by Courtney Jeans, a V.P. of JPM Chase, on behalf of said _____.
Notary Public Maria E. Cortes
My commission expires:

EXHIBIT A
to
PLEDGE AND SECURITY AGREEMENT
Grantors’ Information and Collateral Locations
(See Sections 3.2, 3.3, 3.4, 9.1 of Security Agreement)

Paragraph 3.2	Type and Jurisdiction of Organization. Organizational and Identification Numbers.

Refer to Credit Agreement Schedule 3.15.

Paragraph 3.3	Principal Location.

395 Oyster Point Blvd. Suite 415 South San Francisco, CA 94080

Paragraph 3.4	Collateral Locations.

Refer to Credit Agreement Schedule 3.05(a).

Paragraph 9.1	Sending Notices.

395 Oyster Point Blvd. Suite 415 South San Francisco, CA 94080 Attn: Treasurer Fax #: 650-589-4010

EXHIBIT B
to
PLEDGE AND SECURITY AGREEMENT
(see Section 3.5 of Security Agreement)
As of September 2, 2005

Check if a
Collateral
Deposit
Company Name	Name of Institution	Account	Type of Account	Description of Account

Core-Mark International, Inc.	JP Morgan Chase		Depository	US Cash Concentration account

Head Distributing Co.	Bank Of America	✓	Depository	Depository

Core-Mark International, Inc.	Wells Fargo	✓	Lockbox — Depository	Depository / includes Lockbox/NON CA

Core-Mark International, Inc.	Wells Fargo	✓	Lockbox — Depository	Depository / includes Lockbox/CALIF

Core-Mark International, Inc.	Wells Fargo	✓	Depository	Depository non a/r receipts

Core-Mark International, Inc.	Bank Of Montreal	✓	Depository/Disbursement	C$ Concentration acct

Core-Mark International, Inc.	Scotia Bank	✓	Depository	Visa / Calgary

Core-Mark International, Inc.	Scotia Bank	✓	Depository	Visa / Vancouver

Core-Mark International, Inc.	Scotia Bank	✓	Depository	Visa / Winnipeg

Core-Mark International, Inc.	Wilson & Muir		Depository	Kentucky Depository

EXHIBIT C
to
PLEDGE AND SECURITY AGREEMENT
Letter of Credit Reporting, Chattel Paper
(See Section 3.7 of Security Agreement)
Letter of Credit Rights

None.
Chattel Paper

Refer to Credit Agreement Schedule 6.04 (2). [See Attached]

Schedule 6.04 to Credit Agreement
Existing Investments
Stock Holdings
1) Investments

	Number	Estimated Share	Holdings
Company Name	Shares	Price	Value	Exchange	Holder

ILD Holdings, Inc.	600	$120.00	$72,000	Non-Public	Head Distributing Company

Prudential Financial	51	$65.87	$3,359	NYSE	Minter — Weisman Co. Can

Altria Group, Inc. Direct Stock Purchase and Dividend Reinvestment Plan	6.084	$71.94	$438	NYSE	Minter — Weisman Co. Can
Altria Group, Inc. Direct Stock Purchase and Dividend Reinvestment Plan	6.102	$71.94	$439	NYSE	Adel Grocery Company
Altria Group, Inc. Direct Stock Purchase and Dividend Reinvestment Plan	6.148	$71.94	$442	NYSE	Core-Mark Distribution Inc.

Duckwall-Alco Stores	262	$23.73	$6,217	NASDAQ	Core-Mark International, Inc.

Duckwall-Alco Stores	482	$23.73	$11,438	NASDAQ

Ames Department Stores	3,654	$0.0015	$5	Pink Sheet	Core-Mark Distributors
Affiliated Foods, Inc.	169	$207.10	$35,000		Core-Mark Midcontinent
Affiliated Foods, Inc.	6	$206.00	$1,236
Affiliated Foods, Inc.	25	$100.00	$2,500

			$133,075

2) Notes Receivable

Customer Name	Original Date	Note Receivable

BLUE CHIP (Eureka Management Group)	2/18/2003	218,510

MLK	11/10/1991	40,224

LOGANVILLE CHEVRON	11/1/2000	15,568
3) Guarantees
Include by reference Schedule 6.01, Item (1) to the Credit Agreement

EXHIBIT D
to
PLEDGE AND SECURITY AGREEMENT
INTELLECTUAL PROPERTY
(See Sections 3.10 and 3.11 of Security Agreement)
Refer to Schedule 3.05(b) to the Credit Agreement. [See Attached]

SCHEDULE 3.05(b)
to
CREDIT AGREEMENT
INTELLECTUAL PROPERTY
Trademarks

Mark	Legal Entity	Country	Classes	App. No.	App. Date	Reg. No.	Reg. Date	Status

CORE-MARK	Core-Mark International, Inc.	Canada	NA	480,956	1/15/82	TMA272,823	10/15/82	Registered

CORE-MARK	Core-Mark International, Inc.	United States	42	73/360,195	4/16/82	1,283,707	6/26/84	Registered

CORE-MARK & Design (new design)	Core-Mark International, Inc.	Canada	NA	729,697	5/19/93	TMA433,460	9/16/94	Registered

CORE-MARK INTERNATIONAL & Design (New Design Logo)	Core-Mark International, Inc.	United States	42	74/389,810	5/13/93	1,834,121	5/3/94	Registered

CORE-MARK & Design (YOU CAN COUNT ON US)	Core-Mark International, Inc.	Canada	NA	729,698	5/19/93	TMA432,801	9/2/94	Registered

CORE-MARK INTERNATIONAL & Design Logo (YOU CAN COUNT ON US)	Core-Mark International, Inc.	United States	42	74/391,973	5/18/93	1,834,123	5/3/94	Registered

SMARTSTOCK	Core-Mark International, Inc.	United States	35	75/334,833	8/2/97	2,271,065	8/17/99	Registered
Tradenames
The company uses and has registered a number of trade names including derivatives of the legal corporate names listed on schedule 3.15. In addition, the company runs its two consolidation warehouses using the names Allied Merchandising Industry and Artic Cascade and a number of derivatives thereof.

EXHIBIT E
to
PLEDGE AND SECURITY AGREEMENT
Title Documents for PP Component of Equipment

							VEHICLE
Unit#	VENDOR	DC	YEAR	TYPE	MAKE	MODEL	SERIAL NUMBER	Title	LICENSE #
	4/1/2005
M97047	Penske-Mt	7	1993	B	NAV/INTL	22’	1HTSCACLXRH574988		9A47459
332119	Penske-Mt	7	2000	T	TRLMO	28’	1PTO7ANEZ49005115		1WX1220
332120	Penske-Mt	7	2000	T	TRLMO	28’	1PTO7ANE6Z9005149		1WX1219
332121	Penske-Mt	7	1996	T	TRLMO	28’	1PTO7ANE7T9002365		4CX672
332122	Penske-Mt	7	1996	T	TRLMO	28’	1PTO7ANEXV9001049		1VL4890
332123	Penske-Mt	7	1996	T	TRLMO	28’	1PTO7ANE6V9001050		1VL4891
332124	Penske-Mt	7	1997	T	TRLMO	28’	1PTO7ANE5T9002364		1WB7274
332129	Penske-Mt	7	1996	T	TRLMO	28’	1PTO7ANE9V9003651		1VC5664
332125	Penske-Mt	7	1996	T	TRLMO	28’	1PTO7ANE3T9002363		1VC5665
332126	Penske-Mt	7	1996	T	TRLMO	28’	1PTO7ANE2T9009206		1VC5657
332127	Penske-Mt	7	1997	T	TRLMO	28’	1PTO7ANE0V9004705		1WA5435
332128	Penske-Mt	7	1997	T	TRLMO	28’	1PT07ANE2V9004706		1WA5436
332130	Penske-Mt	7	1997	T	TRLMO	28’	1PTO7ANE7V9007065		1WC2783
332131	Penske-Mt	7	1997	T	TRLMO	28’	1PTO7ANE7V9007066		1WC2785
332132	Penske-Mt	7	1997	T	TRLMO	28’	1PTO7ANE4V9005615		1VL9158
334291	Penske-Mt	7	2000	T	TRLMO	28’	1PTO7ANE0Y9011562		1VT6224
334292	Penske-Mt	7	2000	T	TRLMO	28’	1PTO7ANE2Y9011563		1VT6225
334293	Penske-Mt	7	2000	T	TRLMO	28’	1PTO7ANE9Y9011561		1VT6223
334294	Penske-Mt	7	2000	T	TRLMO	28’	1PTO7ANE1Y9011975		1WM5155
	Penske-Mt	7	2002	T	TRLMO	28’	1PT01ANL629002050		1XA3157
	Penske-Mt	7	2002	T	TRLMO	28’	1PT01ANL829002051		1XA3159
21	Penske-Mt	7	1980	T	STRICK	27’		239010	1VB1749
NEW	Penske-Mt	7	2005	T	UTILITY	28’

	6/14/2005
747436	Ryd-Mt	16/61	1997	T	TRLMO	27’	1PTO7ANE5V9003324		1WN3124
747437	Ryd-Mt	16/61	1994	T	UTIL	28’	1UYVS1285RU330703		1WN3125
747438	Ryd-Mt	16	1995	T	TRLMO	53’	1UYVS2537TU748001		1WH5496
747439	Ryd-Mt	16	1996	T	TRLMO	28’	1PTO7ANEXV9001052		1VL5003
747440	Ryd-Mt	16	1997	T	TRLMO	28’	1PTO7ANE7V9004703		1WA5433
747441	Ryd-Mt	16	1997	T	TRLMO	28’	1PTO7ANE9V9004704		1WA5434
747442	Ryd-Mt	16	1997	T	TRLMO	28’	1PTO7ANE4V9004707		1WA5437
747443	Ryd-Mt	16	1997	T	TRLMO	28’	1PTO7ANE6V9004708		1WA5438
747444	Ryd-Mt	16	1997	T	TRLMO	28’	1PTO7ANE8V9005617		1VL8834
747445	Ryd-Mt	16	1997	T	TRLMO	28’	1PTO7ANE6V9005616		1VL8835
749708	Ryd-Mt	16	1999	T	TRLMO	28’	1PTO7ANE3W9007101		1WE4595
749709	Ryd-Mt	16	1999	T	TRLMO	28’	1PTO7ANE5W9007102		1WE4596
749710	Ryd-Mt	16	1999	T	TRLMO	28’	1PTO7ANE1W9007100		1WE4594
749711	Ryd-Mt	16	1999	T	UTILITY	28’	1UYVS1284XU742303		1WF8786
749712	Ryd-Mt	16	1999	T	UTILITY	28’	1UYVS1286XU742304		1WF8787
754702	Ryd-Mt	16	1999	T	TRLMO	28’	1PTO7ANM1X9013276		1WL4266
754703	Ryd-Mt	16	1999	T	TRLMO	28’	1PTO7ANM3X9013277		1WL4267
756077	Ryd-Mt	16	1999	T	TRLMO	35’	1FTO7ANK1X9003722		1WL4333
756127	Ryd-Mt	16	1999	T	TRLMO	48’	1PTO1ANH4Y9003718		1WL4385
761792	Ryd-Mt	16	2000	T	TRLMO	28’	1PTO7ANE1Y9011568		1VT6006
761793	Ryd-Mt	16	2000	T	TRLMO	28’	1PTO7ANE8Y9011566		1VT6004
761794	Ryd-Mt	16	2000	T	TRLMO	28’	1PTO7ANEXY9011567		1VT6005
761795	Ryd-Mt	16	2000	T	TRLMO	28’	1PTO7ANE6Y9011565		1VT6002
770295	Ryd-Mt	16	2001	T	TRLMO	28’	1PTO1ANE519007321		1WF7672
770297	Ryd-Mt	16	2001	T	TRLMO	28’	1PTO1ANLE319007320		1WF7673
770298	Ryd-Mt	16	2001	T	TRLMO	28’	1PTO1ANE019007324		1WF7670
770299	Ryd-Mt	16	2001	T	TRLMO	28’	1PTO1ANL419007309		1WF7675
770300	Ryd-Mt	16	2001	T	TRLMO	28’	1PTO1ANL019007310		1WF7674

EXHIBIT E
to
PLEDGE AND SECURITY AGREEMENT
Title Document for PP Component of Equipment

							VEHICLE
Unit#	VENDOR	DC	YEAR	TYPE	MAKE	MODEL	SERIAL NUMBER	Title	LICENSE #
	4/1/2005
102T	T.C.I.-Mt	21	1993	T	TRLMO	28’	1PTO7ANE2P9016908		4AS5315
103T	T.C.I.-Mt	21	1993	T	TRLMO	28’	1PTO7ANE3P9016905		4AS5316
104T	T.C.I.-Mt	21	1993	T	TRLMO	28’	1PTO7ANE4P9016906		4AS5317
105T	T.C.I.-Mt	21	1993	T	TRLMO	28’	1PTO7ANE6P9016910		4AS5351
106T	T.C.I.-Mt	21	1993	T	TRLMO	28’	1PTO7ANE5T9016909		4AS5352
108T	T.C.I.-Mt	21	1994	T	TRLMO	28’	1PTO7ANE3S9003463		4AS5319
109T	T.C.I.-Mt	21	1995	T	TRLMO	28’	1PTO7ANE8S9009209		4AS5320
111T	T.C.I.-Mt	21	1995	T	TRLMO	28’	1PTO7ANE4S9009210		4AS5339
112T	T.C.I.-Mt	21	1995	T	TRLMO	28’	1PTO7ANE6S9009208		4AS5340
113T	T.C.I.-Mt	21	1996	T	TRLMO	28’	1PTO7ANE5T9009671		4AS5341
114T	T.C.I.-Mt	21	1996	T	TRLMO	28’	1PTO7ANE7T9009672		4AS5342
115T	T.C.I.-Mt	21	1995	T	TRLMO	28’	1PTO7ANE9T9009673		4AS5343
116T	T.C.I.-Mt	21	1996	T	TRLMO	28’	1PTO7ANEOT9009674		4AS5344
117T	T.C.I.-Mt	21	1997	T	TRLMO	28’	1PTO7ANEXV9004694		4AS5345
118T	T.C.I.-Mt	21	1997	T	TRLMO	28’	1PTO7ANE1V9004695		4AS5346
119T	T.C.I.-Mt	21	1997	T	TRLMO	28’	1PTO7ANE4V9004691		4AS5347
120T	T.C.I.-Mt	21	2001	T	TRLMO	28’	1PTO7ANE219007213		4AS5348
121T	T.C.I.-Mt	21	2001	T	TRLMO	28’	1PTO7ANEX19007217		4AS5349
122T	T.C.I.-Mt	21	2001	T	TRLMO	28’	1PTO7ANE619007215		4AS5350
123T	T.C.I.-Mt	21	2001	T	TRLMO	28’	1PTO7ANE019007212		4AS5337
32T	T.C.I.-Mt	21	2001	T	TRLMO	28’	1PTO7ANE419007214		4AS5336
33T	T.C.I.-Mt	21	2001	T	TRLMO	28’	1PTO7ANE119007218		4AS5309
34T	T.C.I.-Mt	21	2001	T	TRLMO	28’	1PTO7ANE819007216		4AS5310
35T	T.C.I.-Mt	21	1997	T	TRLMO	28’	1PTO7ANE6V9004692		4AS5311
36T	T.C.I.-Mt	21	1997	T	TRLMO	28’	1PTO7ANE8V9004693		4AS5312
37T	T.C.I.-Mt	21	1997	T	TRLMO	28’	1PTO7ANE3V9004696		4AS5313

	Updated 4-1-05
331002	Penske-Mt	23	1993	T	TRLMO	28’	1PTO7ANE4P9007836		4AA8222
331003	Penske-Mt	23	1993	T	TRLMO	28’	1PTO7ANE6P9007837	rfr removed	4AA8220
331595	Penske-Mt	23	1997	T	TRLMO	28’	1PT07ANE1V9003323		1WB7254
331596	Penske-Mt	23	1997	T	TRLMO	28’	1PT07ANE1V9003322		1WB7253
331597	Penske-Mt	23	1997	T	TRLMO	28’	1PT07ANE5V9004697		4AB6679
331598	Penske-Mt	23	1997	T	TRLMO	28’	1PT07ANE7V9004698	totaled 7-25-05	4AB6676
331599	Penske-Mt	23	1997	T	TRLMO	28’	1PT07ANE9V9004699		4AB6678
331600	Penske-Mt	23	1997	T	TRLMO	28’	1PT07ANE1V9004700		1WA5431
334313	Penske-Mt	23	2000	T	TRLMO	28’	1PTO7ANE4Y9011564		1VT6003
334314	Penske-Mt	23	2000	T	TRLMO	28’	1PTO7ANE0Y9011576		1VT6007
863476	Penske-Mt	23	2002	T	TRLMO	32’	1PTO1ANL219007311		4AA3222
863477	Penske-Mt	23	2002	T	TRLMO	32’	1PTO1ANL219007312		4AA3221
871622	Penske-Mt	23	2003	T	UTILITY	32’	1UYVS23203U936904		4CH2455
1282	Penske-Mt	23	2004	T	UTILITY	28’	1UYVS12823U128201
1283	Penske-Mt	23	2004	T	UTILITY	35’	1UYVS23533U128301		4FC4354
1284	Penske-Mt	23	2004	T	UTILITY	28’	1UYVS12845U632607
NEW	Penske-Mt	23	2005	T	UTILITY	28’

EXHIBIT E
to
PLEDGE AND SECURITY AGREEMENT
Title Document for PP Component of Equipment

							VEHICLE
Unit#	VENDOR	DC	YEAR	TYPE	MAKE	MODEL	SERIAL NUMBER	Title	LICENSE #
	Updated 4-1-05
527746	Ryd-Mt	35	1994	CG	EIGHT	CONGEAR	1E9501135R1016140		1VR3881
768435	Ryd-Mt	35	2001	CG	GR TDNE	CONGEAR	1PTOYR0G429000270		1WE1780
768739	Ryd-Mt	35	2001	CG	GR TDNE	CONGEAR	1PTOYR0G629000271		1WE1778
768436	Ryd-Mt	35	2001	CG	GR TDNE	CONGEAR	1PTOYR0G829000269		1WE1779
235626	Ryd-Mt	35	1993	T	TRLMO	53’ DRY	1H2V05324PB033427		X58573
256126	Ryd-Mt	35	1995	T	UTILITY	48’	1UYVS2482SM603427		QQ73603
617567	Ryd-Mt	35	1991	T	TRLMO	28’	1PT071NE3L9001679		1VE3607
617609	Ryd-Mt	35	1993	T	TRLMO	28’	1PT07ANE6P9016893		1VM1258
617610	Ryd-Mt	35	1993	T	TRLMO	28’	1PT07ANEXP9016895		1VJ8952
617611	Ryd-Mt	35	1993	T	TRLMO	28’	1PT07ANE8P9016894		1VJ8949
617612	Ryd-Mt	35	1993	T	TRLMO	28’	1PT07ANE1P9016896		1UU6565
617613	Ryd-Mt	35	1994	T	UTILITY	28’	1UYVS1295RU194601		1VN8167
617614	Ryd-Mt	35	1994	T	UTILITY	28’	1UYVS1297RU194602		1VN8168
617615	Ryd-Mt	35	1994	T	UTILITY	28’	1UYVS1299RU194603		1VN8169
617616	Ryd-Mt	35	1994	T	UTILITY	28’	1UYVS1290RU194604		1VN8170
617617	Ryd-Mt	35	1994	T	TRLMO	32’	1PTO7ANL0R9015014		1VR2075
617618	Ryd-Mt	35	1994	T	TRLMO	28’	1PT07ANE1R9012351		1VR2867
710456	Ryd-Mt	35	1995	T	TRLMO	28’	1PT07ANE0S9009205		1WX1337
710457	Ryd-Mt	35	1995	T	TRLMO	28’	1PT07ANE9S9009204		1WK5882
710458	Ryd-Mt	35	1995	T	TRLMO	28’	1PT07ANE7S9009203		1VT1073
717511	Ryd-Mt	35	1996	T	TRLMO	28’	1PT07ANE1T9009666		1WR7881
717512	Ryd-Mt	35	1996	T	TRLMO	28’	1PT07ANE3T9009667		1VT9806
717513	Ryd-Mt	35	1996	T	TRLMO	28’	1PT07ANE5T9009668		1VT9811
717514	Ryd-Mt	35	1996	T	TRLMO	28’	1PT07ANE7T9009669		1VT9749
717515	Ryd-Mt	35	1996	T	TRLMO	28’	1PT07ANE3T9009670		1VT9807
717517	Ryd-Mt	35	1996	T	TRLMO	28’	1PT07ANE4T9009676		1VT9816
733343	Ryd-Mt	35	1998	T	TRLMO	28’	1PTO7ANE6W9007088		1WG3583
733344	Ryd-Mt	35	1998	T	TRLMO	40’	1PTO1ANK8W9007103		1WG3587
753778	Ryd-Mt	35	1999	T	TRLMO	28’	1PTO7ANM7X9013282		1WH7397
753779	Ryd-Mt	35	1999	T	TRLMO	28’	1PTO7ANM9X9013283	out of svc 12-21-04	1WH7394
753780	Ryd-Mt	35	1999	T	TRLMO	28’	1PTO7ANM0X9013284		1WH7395
756322	Ryd-Mt	35	2000	T	TRLMO	28’	1PTO7ANE3X9003729		1WL4406
768430	Ryd-Mt	35	2001	T	TRLMO	40’	1PT07ANK619007206		1WE1768
768431	Ryd-Mt	35	2001	T	TRLMO	28’	1PT07ANK819007207		1WE1775
768432	Ryd-Mt	35	2001	T	TRLMO	28’	1PTO7ANE919007208		1WE1776
768433	Ryd-Mt	35	2001	T	TRLMO	28’	1PTO7ANE019007209		1WE1777
602962	Ryd-Mt	35	2004	T	UTILITY	48’	1UYVS24863U128401
NEW	Ryd-Mt	35	2005	T	UTILITY	28’	1UYVS12855U683307
NEW	Ryd-Mt	35	2005	T	UTILITY	28’	1UYVS12835U683306

EXHIBIT E
to
PLEDGE AND SECURITY AGREEMENT
Title Documents for PP Component of Equipment

							VEHICLE
Unit#	VENDOR	DC	YEAR	TYPE	MAKE	MODEL	SERIAL NUMBER	Title	LICENSE #
	Updated 1-1-05
803583	Storage	44	1980	T	PIKE	DRY	79V598		415Y9
5331015	Penske-Mt	44	1994	T	TRLMO	32’	1PTO7ANLX9016880
5331016	Penske-Mt	44	1994	T	TRLMO	32’	1PTO7ANL19016881
5331078	Penske-Mt	44	1994	T	UTILITY	28’	1UYVS1283RU330702
5331079	Penske-Mt	44	1994	T	UTILITY	28’	1UYVS1281RU330701
5331080	Penske-Mt	44	1994	T	TRLMO	32’	1PTO7ANL8R9016721
5331081	Penske-Mt	44	1994	T	TRLMO	32’	1PTO7ANL6R9016720
5331222	Penske-Mt	44	1996	T	TRLMO	32’	1PTO1ANL3T9002358
5331223	Penske-Mt	44	1996	T	TRLMO	32’	1PTO1ANL3T9002359
5331224	Penske-Mt	44	1996	T	TRLMO	32’	1PTO1ANM8T9010613
5331225	Penske-Mt	44	1996	T	TRLMO	32’	1PTO1ANM8T9010614
5331686	Penske-Mt	44	1997	T	TRLMO	32’	1PTO1ANL1W9002995
5331842	Penske-Mt	44	1999	T	TRLMO	32’	1PTO1ANLOX9003685
5331843	Penske-Mt	44	1999	T	TRLMO	32’	1PTO1ANL2X9003686
5334329	Penske-Mt	44	1999	T	TRLMO	28’	1PTO7ANE5Y9011573
5332141	Penske-Mt	44	2000	T	TRLMO	32’	1PTO1ANL5Y9003733
5332142	Penske-Mt	44	2000	T	TRLMO	32’	1PTO1ANL3Y9003732
5334330	Penske-Mt	44	2000	T	TRLMO	28’	1PTO7ANE3Y9011572
868223	Penske-Mt	44	2001	T	TRLMO	32’	1PTO7ANLX19007220
868224	Penske-Mt	44	2001	T	TRLMO	32’	1PTO7ANL319007219
868225	Penske-Mt	44	2001	T	TRLMO	32’	1PTO7ANL119007221
871623	Penske-Mt	44	2002	T	UTILITY	35’	1UYVS23593U936801		HS77501
871624	Penske-Mt	44	2002	T	UTILITY	32’	1UYVS23293U936903		HS77503
871625	Penske-Mt	44	2002	T	UTILITY	32’	1UYVS23223U936905		HS75829
868226	Penske-Mt	44	2003	T	UTILITY	35’	1PTO1ANL629002050
868227	Penske-Mt	44	2003	T	UTILITY	35’	11PYO1ANL829002051

	Updated 6-14-05
9829		45	1989	P	FRTLNR		1FUKZKY85KH408653		YABH205
1310		45	1994	T	TRLMO	28’	1PTO7ANE3R9012352		HP77963
1320		45	1995	T	TRLMO	28’	1PTO7ANE5S9003464		HP88144
1338	Artic/storage	45	1986	T	COMET	32’	1COR32014GS033490		HP62662
1340		45	1996	T	TRLMO	28’	1PTO7ANEXT9009665		HQ30394
1350		45	1996	T	TRLMO	35’	1PTO1ANL5T9010612		HR15919
1360		45	1998	T	TRLMO	35’	1PTO1ANL9W9007104		HR16000
1370		45	1999	T	TRLMO	35’	1PTO1ANL3X9017581		HR69786
1380		45	2000	T	TRLMO	35’	1PTO1ANL219001900		HS371143
9835		45	1991	T	TRLMO	28’	1PTO7ANEON9006517		HR42138
1390		45	2003	T	UTILITY	28’	1UYVS128234995601
1395		45	2003	T	UTILITY	35’	1UYVS23533U995701		HS70790

EXHIBIT E
to
PLEDGE AND SECURITY AGREEMENT
Title Documents for PP Component of Equipment

							VEHICLE
Unit#	VENDOR	DC	YEAR	TYPE	MAKE	MODEL	SERIAL NUMBER	Title	LICENSE #
	Updated 6-28-05
823051	Penske-Mt	48	1994	T	TRLMO	48’	1PTO1ANH6R9003866		97175K
826409	Penske-Mt	48	1989	T	TRLMO	27’	1PTO71NEOK9006062
827155	Penske-Mt	48	1995	T	UTILITY	28’	1UYVS1281SU374302		6039FTA
827156	Penske-Mt	48	1995	T	UTILITY	28’	1UYVS128XSU374301		6038FTA
831358	Penske-Mt	48	1996	T	TRLMO	48’	1PTO1ANH6T9010419		1807FTB
831359	Penske-Mt	48	1996	T	TRLMO	40’	1PT01ANK9V9001132		9828FTB
831360	Penske-Mt	48	1996	T	UTILITY	28’	1PT07ANE2T9009675		0284FTB
837672	Penske-Mt	48	1997	T	TRLMO	35’	1PTO1ANL8V9006041		0851FTB
842167	Penske-Mt	48	1998	T	TRLMO	40’	1PTO1ANL1W9012622		6895FTB
849041	Penske-Mt	48	1999	T	TRLMO	35’	1PTO1ANL1X9017580		6755FTB
855319	Penske-Mt	48	2000	T	TRLMO	35’	1PTO7ANLXY9013819		0316FTC
855320	Penske-Mt	48	2000	T	TRLMO	35’	1PTO7ANL6Y9013820		0317FTC
861128	Penske-Mt	48	2001	T	TRLMO	48’	1PTO1ANH529000303		4232FTC
861129	Penske-Mt	48	2001	T	TRLMO	28’	1PTO7ANE719007210		4233FTC
861130	Penske-Mt	48	2001	T	TRLMO	28’	1PTO7ANE919007211		4230FTC
861131	Penske-Mt	48	2001	T	TRLMO	35’	1PTO7ANL319007222		4231FTC
866993	Penske-Mt	48	2002	T	TRLMO	40’	1PTO1ANKX29002706		4274FTC
866994	Penske-Mt	48	2002	T	TRLMO	40’	1PTO1ANK029002049		4283FTC
868066	Penske-Mt	48	2002	T	TRLMO	48’	1PT01ANH729003509		4285FTC
871621	Penske-Mt	48	2002	T	UTILITY	40’	1UYVS24003U937001		9240FTC
871622	Penske-Mt	48	2006	T	UTILITY	48’	1UYVS24815U683601

	Updated 6-14-5
3		53	1980	B	FORD	LN6000	N61HVJE0027
		53	1976	CG	TRLMO	DOLLY	N92063
		53	1980	CG	TRLMO	DOLLY	CV1271
146		53	1999	T	TRLMO	32’	1PTO7ANMMX9013261		4442MH
147		53	1999	T	TRLMO	32’	1PTO7ANMMX9013262		4441MH
1796	54	53	1979	T	UTIL	27’	7L94247003	selling	32031TR
3202	103	53	1988	T	UTIL	32’	1UYVS2474JU903203	selling	2547KQ
3203	102	53	1988	T	UTIL	32’	1UYVS2472JU903202	selling	2548KQ
12		53	2001	T	TRLMO	28’	1PT07ANE629000301		9522-NS
218		53	2000	T	TRLMO	32’	APT01ANL5Y9015218		3907MZ
219		53	2000	T	TRLMO	32’	1PT01ANL7Y9015219		3906MZ
48-1		53	2000	T	TRLMO	48’	1PT01ANH7Y9016219		3909MZ
48-2		53	2000	T	TRLMO	48’	1PT01ANH5Y9016218		3908MZ
232		53	2002	T	UTILITY	32’	1UYVS23253U936901		0699PJ
253		53	2002	T	UTILITY	53’	1UYVS25303U936701		0166PM
228		53	2002	T	UTILITY	28’	1UYVS12833U938601		0746PJ

EXHIBIT E
to
PLEDGE AND SECURITY AGREEMENT
Title Documents for PP Component of Equipment

							VEHICLE
Unit#	VENDOR	DC	YEAR	TYPE	MAKE	MODEL	SERIAL NUMBER	Title	LICENSE #
	Updated 6-8-05
631374	Ryd-Mt	65	1994	T	TRLMO	28’	1PTO7ANE9R9013893		4078AT
631375	Ryd-Mt	65	1994	T	TRLMO	28’	1PTO7ANE5R9013891		4079AT
631477	Ryd-Mt	65	1994	T	TRLMO	28’	1PTO7ANE0R9013894		4077AT
711409	Ryd-Mt	65	1996	T	TRLMO	28’	1PTO7ANE1T9002362		7448AT
735255	Ryd-Mt	65	1996	T	UTIL	28’	1UYVS12BOTU833806		05893AT
735368	Ryd-Mt	65	1997	T	TRLMO	35’	1PTO1ANLXV9006042		05648AT
737374	Ryd-Mt	65	1998	T	TRLMO	28’	1PTO7ANE6W9007089		0658AT
737375	Ryd-Mt	65	1998	T	TRLMO	28’	1PTO7ANE8W9007090		06459AT
737377	Ryd-Mt	65	1998	T	TRLMO	28’	1PTO7ANE8W9007093		04543AT
753776	Ryd-Mt	65	1999	T	TRLMO	28’	1PTO7ANM5X9013278		06803AT
753777	Ryd-Mt	65	1999	T	TRLMO	28’	1PTO7ANM5X9013279		06804AT
995711	Ryd-Mt	65	2001	T	TMBL	28’	1PT07ANE919007323		33455T
	Ryd-Mt	65	2003	T	UTIL	35’	1UYVS23553U900801		33772T
NEW	Ryd-Mt	65	2005	T	UTIL	28’	1UYVS12875U683308
NEW	Ryd-Mt	65	2005	T	UTIL	35’	1UYVS23545U683809
760824	Ryd-Mt	65	2000	T	TRLMO	28’	1PTO7ANE3Y9011569		08158AT
760825	Ryd-Mt	65	2000	T	TRLMO	28’	1PTO7ANEXY9011570		08159AT

	Updated 2-2-05
12324	Penske-Mt	71	1972	CG	COMET	Dolly		47210366
2	Penske-Mt	71	1984	CG	GR TDNE	Dolly	4F00816DJ017404
826659	Penske-Mt	71	1983	CG	AZTE	Dolly	1AZAA1D15D1013470
823046	Penske-Mt	71	1985	T	TRLMO	40’	1UYVS2405FC405706		83087E
823048	Penske-Mt	71	1994	T	TRLMO	28’	1UYVS1292RU194605		4F73454
823049	Penske-Mt	71	1988	T	TRLMO	48’	1PTO1ANHOJ9000739		85365E
826350	Penske-Mt	71	1995	T	TRLMO	42’	1PTO11NJ2S9015098		52073K
837351	Penske-Mt	71	1996	T	TRLMO	48’	1PTO1ANH9V9006898		32624L
837352	Penske-Mt	71	1996	T	TRLMO	35’	1PTO1ANL3V9007047		82810K
837353	Penske-Mt	71	1996	T	TRLMO	28’	1PTO1ANE3V9007064		32799L
837354	Penske-Mt	71	1996	T	TRLMO	28’	1PTO1ANE1V9007063		34001L
841951	Penske-Mt	71	1999	T	TRLMO	28’	1PTO7ANE4W9007091		45524L
842801	Penske-Mt	71	1999	T	TRLMO	48’	1PTO1ANH8X9002375		64907L
849243	Penske-Mt	71	2000	T	TRLMO	48’	1PTO1ANH1Y9003739		256YPL
849244	Penske-Mt	71	2000	T	TRLMO	48’	1PTO1ANH8Y9003740		257YPL
846127	Penske-Mt	71	1999	T	TRLMO	48’	1PTO1ANHXX9017492		521YKM
871627	Penske-Mt	71	2002	T	UTILITY	35’	1UYVS23573U938501		91874M
883917	Penske-Mt	71	1997	T	TRLMO	53’	1PT01ACHXS9007900		9077CK
883918	Penske-Mt	71	1994	T	TRLMO	50’	1PTO1ANH9W9003629		9023CB
891616	Penske-Mt	71	2005	T	UTILITY	35’	1UYVS235154632803
891622	Penske-Mt	71	2005	T	UTILITY	48’	1UYVS24845U683401
891623	Penske-Mt	71	2005	T	UTILITY	48’	1UYVS24865U683402

EXHIBIT E
to
PLEDGE AND SECURITY AGREEMENT
Title Documents for PP Component of Equipment

							VEHICLE
Unit#	VENDOR	DC	YEAR	TYPE	MAKE	MODEL	SERIAL NUMBER	Title	LICENSE #
	Updated 4-1-05
		72	1985	CG	REGENT-1	DOLLY	2R9E00311F1015108		905260
		72	1987	CG	TOW-2	DOLLY	TOW398712-131676
		72	1985	CG	TOW-5	DOLLY	1DF660003F203646		P17846
		72	1988	CG	FRUE-6	DOLLY	TOW121866-131648		851683
3		72	1985	T	UTILITY	27’ DRY	1UYVS1280F213206		425328
5		72	1994	T	TRLMO	28’	1PTO7ANE3R9013888		829034
6		72	1994	T	TRLMO	28’	1PTO7ANE5R9013889		825035
7		72	1994	T	TRLMO	28’	1PTO7ANE7R9013887		829033
8		72	1994	T	TRLMO	28’	1PTO7ANE8S9003460		833919
9		72	1994	T	TRLMO	28’	1PTO7ANE8S9003461		833921
10		72	1995	T	TRLMO	28’	1PTO7ANE8T9002360		897635
11		72	1995	T	TRLMO	28’	1PTO7ANEXT9002361		897636
12		72	1997	T	TRLMO	28’	1PTO7ANE9V9005612		985442
13		72	1997	T	TRLMO	28’	1PTO7ANE0V9005613		985443
14		72	1998	T	TRLMO	28’	1PTO7ANE7W9007098		W28593
15		72	1998	T	TRLMO	28’	1PTO7ANE9W9007099		W28594
17		72	1999	T	TRLMO	28’	1PTO7ANM5X9005972		ABN84529
16		72	1999	T	TRLMO	28’	1PTO7ANM5X9005973		ABN84530
21		72	2000	T	TRLMO	28’	1PTO7ANE7Y9011574		P69032
20		72	2000	T	TRLMO	28’	1PTO7ANE9Y9011575		P69033
18		72	2000	T	TRLMO	28’	1PTO7ANEXY9003730		LPP39318
19		72	2000	T	TRLMO	28’	1PTO7ANEXY9006093		LPP39319
22		72	2001	T	TRLMO	28’	1PTO7AWE519007318		R31458
23		72	2001	T	TRLMO	28’	1PTO7AW3719007319		R31456
24		72	2002	T	TRLMO	28’	1PTO7ANE129003168		R59533
25		72	2003	T	UTILITY	28’	1UYVS12873U938603		541115
26		72	2003	T	UTILITY	28’	1UYVS12853U938602		541114
NEW		72	2005	T	UTILITY	28’	1UYVS23555U683804
NEW		72	2005	T	UTILITY	28’	1UYVS23595U683806

EXHIBIT E
to
PLEDGE AND SECURITY AGREEMENT
Title Documents for PP Component of Equipment

							VEHICLE
Unit#	VENDOR	DC	YEAR	TYPE	MAKE	MODEL	SERIAL NUMBER	Title	LICENSE #
	6/13/2005
835737	Penske-Mt	75	1997	T	TRLMO	28’	1PT07ANE2V9005614		Z01437
839768	Penske-Mt	75	1998	T	TRLMO	28’	1PTO7ANE3W9007096		Z46676
839769	Penske-Mt	75	1998	T	TRLMO	28’	1PTO7ANE5W9007097		Z46677
846695	Penske-Mt	75	2000	T	TRLMO	28’	1PTO7ANMMX9013280
846696	Penske-Mt	75	2000	T	TRLMO	28’	1PTO7ANMMX9013281		Z71311
858300	Penske-Mt	75	2001	T	TRLMO	28’	1PTO7ANE519004550		70691Y
858301	Penske-Mt	75	2001	T	TRLMO	28’	1PTO7ANE719004551		70692Y
858302	Penske-Mt	75	2001	T	TRLMO	28’	1PTO7ANE919004552		70693Y
858303	Penske-Mt	75	2001	T	TRLMO	28’	1PTO7ANE019004553		70694Y
858304	Penske-Mt	75	2002	T	TRLMO	28’	1PTO7ANE219004554		70695Y
861047	Penske-Mt	75	2002	T	TRLMO	35’	1PTO7ANL529000872		Z99684
861048	Penske-Mt	75	2002	T	TRLMO	28’	1PTO7ANE729000873		Z99685
861049	Penske-Mt	75	2002	T	TRLMO	28’	1PTO7ANE929000874		Z99686
861050	Penske-Mt	75	2002	T	TRLMO	28’	1PTO7ANEO29000875		Z99687
867551	Penske-Mt	75	2002	T	TRLMO	35’	1PT1ANL829003510		99757Y
891600	Penske-Mt	75	2005	T	UTILITY	28’	1UYVS12835U632601		W21592
891601	Penske-Mt	75	2005	T	UTILITY	28’	1UYVS12855U632602		W21593
891602	Penske-Mt	75	2005	T	UTILITY	28’	1UYVS12875U632603		W21842
891603	Penske-Mt	75	2005	T	UTILITY	28’	1UYVS12895U632604		W21841
891604	Penske-Mt	75	2005	T	UTILITY	28’	1UYVS12805U632605		W21840
891605	Penske-Mt	75	2005	T	UTILITY	28’	1UYVS12825U632606		W21843
891606	Penske-Mt	75	2005	T	UTILITY	35’	1UYVS235X5U683801		W21736
891607	Penske-Mt	75	2005	T	UTILITY	35’	1UYVS23515U683802		W21734
891608	Penske-Mt	75	2005	T	UTILITY	35’	1UYVS23535U683803		W21735
891609	Penske-Mt	75	2005	T	UTILITY	35’	1UYVS23525U683808		W21858
891610	Penske-Mt	75	2005	T	UTILITY	35’	1UYVS23505U683807		W21857
891611	Penske-Mt	75	2005	T	UTILITY	35’	1UYVS23575U683805		W54202

	Updated 1-1-05
NEW		79	2005	T	UTILITY	28’	1UYVS12845U683301
NEW		79	2005	T	UTILITY	28’	1UYVS12865U683302
47745		79	95	T	UTILITY	28’	1UYVS128XSU507901
47746		79	95	T	UTILITY	28’	1UVYS1281SU507902

	6/8/2005
5331226	Penske-Mt	256	1996	T	TRLMO	35’	1PTO1ANLOT9010159
5331227	Penske-Mt	256	1996	T	TRLMO	35’	1PTO1ANL9T9010158
5331694	Penske-Mt	256	1997	T	TRLMO	48’	1PTO1ANH5W9002994
5331774	Penske-Mt	256	1998	T	TRLMO	35’	1PTO1ANLOW9007105
5331833	Penske-Mt	256	1998	T	TRLMO	48’	1PTO1ANH4W9002244
866987	Penske-Mt	256	2002	T	TRLMO	28’	1PTO1ANH129003506
866988	Penske-Mt	256	2002	T	TRLMO	28’	1PTO1ANH329003507
866989	Penske-Mt	256	2002	T	TRLMO	28’	1PTO1ANH529003508
875405	Penske-Mt	256	2003	T	UTILITY	48’	1UYVS24863U050802
875406	Penske-Mt	256	2003	T	UTILITY	48’	1UYVS24843U050801
891614	Penske-Mt	256	2005	T	UTILITY
891615	Penske-Mt	256	2005	T	UTILITY
891616	Penske-Mt	256	2005	T	UTILITY
891617	Penske-Mt	256	2005	T	UTILITY
891618	Penske-Mt	256	2005	T	UTILITY
891619	Penske-Mt	256	2005	T	UTILITY
891620	Penske-Mt	256	2005	T	UTILITY
891621	Penske-Mt	256	2005	T	UTILITY
NEW	Penske-Mt	256	2005	T	UTILITY	35’	1UYVS23545U683812
NEW	Penske-Mt	256	2005	T	UTILITY	35’	1UYV523525U683811

EXHIBIT F
to
PLEDGE AND SECURITY AGREEMENT
Fixtures
(See Section 3.11 of Security Agreement)
Intentionally Omitted

EXHIBIT G
to
PLEDGE AND SECURITY AGREEMENT
List of Pledged Collateral, Securities, and Other Investment Property
(See Section 3.13 of Security Agreement)
Refer to Schedule 3.15 of the Credit Agreement except for the stock of Core-Mark Holding Company, Inc. [See Attached]
All direct and indirect subsidiaries of Core-Mark Holding Company, Inc. (other than the companies listed below) are considered Pledged Collateral.
C/M Products, Inc.
ASI Office Automation, Inc.
General Acceptance Corporation
Marquise Ventures Company, Inc.

EXHIBIT H
to
PLEDGE AND SECURITY AGREEMENT
State and Provincial Offices in Which UCC and PPSA Financing Statements Have Been Filed
(See Section 3.1 of Security Agreement)
Refer to the states relating to active companies listed on Schedule 3.15 to the Credit Agreement. [See Attached]

Schedule 3.15 to Credit Agreement
Core-Mark Holding Company, Inc. and Subsidiaries

				Organization
				Number	Federal
				assigned by	Employer	Authorized	Par Value of	Authorized	Par Value of	Issued as of	Issued as of
	Type of	Active/	State of	State of	Identification	Common	Common	Preferred	Preferred	August 23,	Dec. 31,
Company	Entity	Inactive	Incorporation	Incorporation	Number	Stock	Stock	Stock	Stock	2004	2004

Core-Mark Holding Company, Inc.	Corporation	Active	Delaware	3845035	20-1489747	50,000,000	$0.01	n/a	n/a	9,81 5,375	9,815,375
Core-Mark Holdings I, Inc.	Corporation	Active	Delaware	3843173	20-1489777	1,000	$0.01	n/a	n/a	1,000	1,000
Core-Mark Holdings II, Inc.	Corporation	Active	Delaware	3843174	20-1489798	1,000	$0.01	n/a	n/a	1,000	1,000
Core-Mark Holdings III, Inc.	Corporation	Active	Delaware	3843172	20-1489834	1,000	$0.01	n/a	n/a	1,000	1,000
Core-Mark International, Inc.	Corporation	Active	Delaware	2484265	91-1295550	100	$0.0001	n/a	n/a	100	100
Core-Mark Midcontinent, Inc.	Corporation	Active	Arkansas	CP00013272	74-2354997	2,000	$1.00	n/a	n/a	2,000	2,000
Minter-Weisman Company	Corporation	Active	Minnesota	1P-571	41-0809931	100,000	$1.00	n/a	n/a	1,000	1,000
Head Distributing Company	Corporation	Active	Georgia	7006574	58-1095258	10,000,000 shares (1,000,000 class A Voting) (9,000,000 class B non-voting)	$0.01 (for bothing voting & non-voting class)	n/a	n/a	773,136 (90,000 class A & 683,136 class B)	773,136 (90,000 class A & 683,136 class B)
Core-Mark Interrelated Companies, Inc.	Corporation	Active	California	734331	94-2317385	1,000,000	$1.00	n/a	n/a	1,00 0,000	1,000,000
C/M Products, Inc.	Corporation	Inactive	California	N/A	94-3104739	1,000	$1.00	n/a	n/a	100	100
ASI Office Automation, Inc.	Corporation	Inactive	California	N/A	95-3256944	300,000	$0.05	150,000	no par value	300,000	300,000
General Acceptance Corporation	Corporation	Inactive	California	N/A	95-3895935	400,000	none	n/a	n/a	2 00	200
Marquise Ventures Company, Inc.	Corporation	Inactive	California	N/A	95-3983880	75,000	none	n/a	n/a	75,000	75, 000

EXHIBIT I
(See Section 4.4 and 4.8 of Security Agreement)
AMENDMENT
This Amendment, dated                     ,  _____  is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated October [_____], 2005, between the undersigned, as the Grantors, and JPMorgan Chase Bank, N.A., as the Administrative Agent, (the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in said Security Agreement.

By:

Name:
Title:

EXHIBIT J
TO
PLEDGE & SECURITY AGREEMENT
Assigned Contracts
(See “Assigned Contracts” Definition)
None

SCHEDULE I TO AMENDMENT
STOCKS

	Certificate			Percentage of
Issuer	Number(s)	Number of Shares	Class of Stock	Outstanding Shares

BONDS

Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Issuer	Description of Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]
COMMERCIAL TORT CLAIMS

Case Number; Name of
Description of Claim	Parties	Court where Case was Filed